October 18, 2010

DREYFUS INVESTMENT GRADE FUNDS, INC.

-DREYFUS INTERMEDIATE TERM INCOME FUND

Supplement to Prospectus
dated December 1, 2009

     The following information supersedes and replaces any contrary information contained in the section of the fund’s Prospectus entitled “The Fund – Management”:

     Investment decisions for the fund are made by a team of portfolio managers, consisting of David Horsfall, CFA, David Bowser, CFA, and Peter Vaream, CFA, each of whom is a primary portfolio manager of the fund and a member of the Core/Core Plus Fixed Income Team at Standish Mellon Asset Management Company LLC (“Standish”), an affiliate of Dreyfus. The team members have served as primary portfolio managers of the fund since October 2010. Messrs. Bowser and Vaream have served as portfolio managers of the fund since April 2008. Mr. Horsfall is Deputy Chief Investment Officer and Senior Portfolio Manager at Standish. Together with Standish’s Chief Investment Officer, Mr. Horsfall is responsible for overseeing the management of all single and multi-sector active fixed income portfolios and strategies at Standish. Mr. Horsfall also serves as the head of Standish’s Counterparty Risk Committee and is a senior member of the firm’s Fiduciary Committee. Prior to being promoted to Deputy Chief Investment Officer in September 2008, Mr. Horsfall was Head of Active Fixed Income Trading at Standish. He has been employed by Standish since 1989. He also has been employed by Dreyfus since October 2010. Mr. Browser is Director of Active Fixed Income and Senior Portfolio Manager at Standish, responsible for managing a variety of multi-sector portfolios. He has been employed by Standish since 2000. He also has been employed by Dreyfus since July 2006. Mr. Vaream is Director of Active Fixed Income and Senior Portfolio Manager at Standish, responsible for managing a variety of multi-sector portfolios. He has been employed by Standish since 2007. Prior to joining Standish, Mr.Vaream managed a variety of fixed income products at MFS Investment Management. He also has been employed by Dreyfus since April 2008.

0082S1010

                                                                           October 18, 2010

Dreyfus Investment Grade Funds, Inc.

-Dreyfus Intermediate Term Income Fund

Supplement to Statement of Additional Information (the “SAI”)

dated December 1, 2009

            The following information supersedes and replaces any contrary information contained in the section of the Fund’s SAI entitled “Management Arrangements”:

            Portfolio Management.  The Fund’s portfolio managers are David Horsfall, CFA, David Bowser, CFA, and Peter Vaream, CFA.  Messrs. Horsfall, Bowser and Vaream are dual employees of Dreyfus and Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus, and manage the Fund as employees of Dreyfus.

Additional Information About the Portfolio Managers.  The following table lists the number and types of other accounts advised by the primary portfolio managers and assets under management in those accounts as of September 30, 2010:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
David Horsfall	0	0	12	$1.13 Billion	148	$13.8 Billion
David Bowser	4	$900 Million	10	$821 Million	148	$13.8 Billion
Peter Vaream	4	$900 Million	10	$821 Million	148	$13.8 Billion

            None of the accounts are subject to a performance-based advisory fee.

As of September 30, 2010, Messrs. Horsfall, Bowser and Vaream did not beneficially own any shares of the Fund.